UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

Internet Media Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-165972	22-3956444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1434 6th Street, Santa Monica, CA 90401, Suite 9
(Address of Principal Executive Office) (Zip Code)

310-295-1922
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws;

On October 4, 2010, the shareholders of Internet Media Services, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of common stock from 25,000,000 to 100,000,000.  The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on, and effective as of, October 7, 2010.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Section 9 – Exhibits

Item 9.01  Exhibits

(d)            Exhibits

3.1           Certificate of Amendment to the Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Internet Media Services, Inc.

By:	/s/ Raymond Meyers
Raymond Meyers, Chief Executive Officer

Date:      October 7, 2010